Contingencies and Capital Commitments	12 Months Ended
Dec. 31, 2017
Contingencies and Capital Commitments [abstract]
Contingencies and Capital Commitments

34. Contingencies and Capital Commitments

(a) Bank Letter of Guarantee

The Caylloma Mine closure plan was updated in March 2017, with total undiscounted closure costs of $9,230 consisting of progressive closure activities of $3,646, final closure activities of $4,971, and post-closure activities of $613. Pursuant to the closure regulations, the Company is required to place the following guarantees with the government:

•	2017 – $3,179
•	2018 – $4,990
•	2019 – $6,928

The Company has established a bank letter of guarantee in the amount of $4,990  (2016 – $3,179), on behalf of Bateas in favor of the Peruvian mining regulatory agency, in compliance with local regulation and to collateralize Bateas’ mine closure plan. This bank letter of guarantee expires on December 31, 2018.

(b) Other Commitments

As at December  31, 2017, the Company had capital commitments of $5,715 for civil work, equipment purchases and other services at the Lindero Gold Project expected to be expended within one year.

Operating leases includes leases for office premises, computer and other equipment used in the normal course of business.

The expected payments due by period, as at December 31, 2017 are as follows:

	Less than
	1 year	1 – 3 years	4 – 5 years	Total
Office premises	$563	$988	$634	$2,185
Computer equipment	89	37	-	126
Machinery	1	-	-	1
Total operating leases	$653	$1,025	$634	$2,312

(c) Tax Contingencies

Peru

The Company has been assessed $1,750 by SUNAT, the Peruvian tax authority, including interest and penalties of $573, for tax years 2010 and 2011. The Company is appealing these assessments and has provided a guarantee by way of a letter bond in the amount of $838.

No amounts have been accrued as at December 31, 2017 or December 31, 2016 in respect of these tax assessments as the Company believes it is more likely than not that the Company’s appeal will be successful.

Mexico

During 2015, the Company’s foreign trade operations for tax years 2011 to 2014 were reviewed by the Mexican Tax Administration Service (“SAT”) and was subject to an administrative customs procedure (“PAMA”) for specific temporary import documents (pediments). On October 27, 2015, the SAT issued an assessment regarding the Company’s foreign trade operations for tax years 2011 to 2014, and denied certain claims, which resulted in the following assessments totaling $198 (the “tax credit”):

•	$30 in general import tax, $90 in VAT, and $5 custom management tax, and
•	associated fines of $94

On December 11, 2015, the Company established a security bond in the amount of $211 in favor of PAMA to collateralize this tax credit of $198.  On January 21, 2016, the Company presented its arguments before the Mexican Federal Court for the nullification and voidance of the tax credit (the “Company claim”). On August 18, 2016, the Mexican Federal Court issued a first instance resolution declaring the nullity and voidance of the tax assessment, which the tax authority appealed.

On April 6, 2017, the Mexican Federal Court issued a ruling to reinstate the tax credits in dispute and ordered the tax authority to settle the tax credits.  The ruling is final and unappealable.  In October 2017, the security bond was released and fully recovered.

(d) Other Contingencies

The Company is subject to various investigations, royalties and other claims, legal, labor, and tax proceedings covering matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be resolved unfavorably for the Company. Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company. None of these matters is expected to have a material effect on the results of operations or financial conditions of the Company.